FOURTH QUARTER 2021 FINANCIAL RESULTS February 16th, 2022

2 Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model and strategy, market opportunities and trends, competition, and customers; expectations regarding industry-wide supply chain challenges and ongoing COVID-19 pandemic impacts; and Infinera's financial outlook for the first quarter of 2022. All statements other than statements of historical fact could be deemed forward looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These forward-looking statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include supply chain issues, including delays, shortages and increased costs, and Infinera's dependency on sole source, limited source or high-cost suppliers; delays in the development, introduction or acceptance of new products or updates to existing products; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures, as well as the timing of purchases by Infinera's key customers; aggressive business tactics by Infinera’s competitors; the effect of the COVID-19 pandemic on Infinera’s business, results of operations, financial condition, stock price and personnel; Infinera’s ability to identify, attract and retain qualified personnel; the effects of customer and supplier consolidation; Infinera’s ability to respond to rapid technological changes; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the effect of global and regional economic conditions on Infinera’s business, including effects on purchasing decisions by customers; risks and compliance obligations relating to Infinera’s international operations as well as actions by the U.S. or foreign governments; the impacts of foreign currency fluctuations; Infinera's ability to service its debt obligations and pursue its strategic plan; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; events that are outside of Infinera’s control, such as natural disasters, terrorist attacks or other catastrophic events that could harm Infinera’s operations; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Annual Report on Form 10-K for the year ended on December 26, 2020 as filed with the SEC on March 3, 2021, and its Quarterly Report on Form 10-Q for the quarter ended on September 25, 2021 as filed with the SEC on November 3, 2021, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements. This presentation includes certain non-GAAP financial measures such as non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non- GAAP diluted EPS, adjusted EBITDA and free cash flow. We present non-GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. See the last two slides in this presentation for reconciliations to the most comparable GAAP financial measures. © 2022 Infinera. All rights reserved.

FY2021 HIGHLIGHTS

FINANCIALS

RECORD BOOKINGS

RECORD BACKLOG

ABOVE MARKET REVENUE GROWTH

380BPS GM EXPANSION

SOLUTIONS

INDUSTRY-LEADING ICE6 PERFORMANCE

RAMPED ICE6 TO LOW-TEENS AS % OF PRODUCT REVENUE IN Q4’21

STRONG GROWTH IN COMPACT MODULAR, OPEN LINE SYSTEMS, METRO PRODUCTS

CUSTOMER SUCCESS

RECORD YEAR WITH ICPs

STRENGTH IN SUBSEA, CABLE, AMERICAS, EMEA. NEW TIER 1 DESIGN WINS

LAUNCHED OPEN XR FORUM: CSP MEMBERS REPRESENT ~20% OF GLOBAL CAPEX

VALUE DRIVERS

CLEAR 8 X 4 X 1 STRATEGY

COMPELLING LONG-TERM TARGET BUSINESS MODEL

NEW EXECUTIVE TEAM & BUSINESS STRUCTURE ALIGNED WITH STRATEGY

© 2022 Infinera. All rights reserved.

FINANCIALS

FY2021 FINANCIAL PROGRESS

KEY METRICS	FY2021 OBJECTIVES	FY2021 RESULTS
REVENUE	ABOVE MARKET GROWTH	GREW REVENUE ~200BPS ABOVE PROJECTED MARKET GROWTH
GROSS MARGIN (GM)	EXPAND GM BY 300-400BPS	EXPANDED GM BY 380BPS
OPERATING MARGIN (OM)	DELIVER POSITIVE OM	DELIVERED POSITIVE OM FOR THE YEAR: 2.1%
CASHFLOW FROM OPERATIONS	DELIVER POSITIVE CFFO	GENERATED CASH FLOW FROM OPERATIONS: $28M
ICE6 RAMP	RAMP ICE6 IN 2H'21	RAMPED ICE6 TO LOW-TEENS AS % OF PRODUCT REVENUE IN Q4'21

** Revenue, Gross Margin and Operating Margin are non-GAAP measures. See reconciliation of GAAP to non-GAAP on the last two pages of this slide deck.*

ON TRACK TO OUR TARGET BUSINESS MODEL

2023 TARGET BUSINESS MODEL			
8-12% TOP-LINE GROWTH	~60% VERTICAL INTEGRATION	Mid-40s GROSS MARGIN	Double-digit OPERATING MARGIN

© 2022 Infinera. All rights reserved.

FINANCIALS

Q4'21 FINANCIALS & COMPARISON TO PRIOR PERIODS

FINANCIAL METRICS (Non-GAAP*)	Q4'20	Q3'21	Q4'21	QoQ CHANGE	YoY CHANGE
Revenue ($M)	$354	$357	$401	12%	13%
Gross Margin %	37.6%	38.0%	37.2%	-80bps	-40bps
Opex ($M)	$110	$127	$132	4%	20%
Operating Margin %	6.6%	2.4%	4.3%	190bps	-230bps
Diluted EPS	$0.08	($0.01)	$0.03	$0.04	($0.05)

** See reconciliation of GAAP to non-GAAP on the last two pages of this slide deck.*

YEAR-OVER-YEAR TRENDS

1. REVENUE: GROWTH PRIMARILY FROM ICE6 RAMP, ICPs, AMERICAS & EMEA
2. BOOKINGS: BROAD-BASED STRENGTH, RECORD BACKLOG EXITING Q4'21
3. GROSS MARGIN: 400BPS HEADWIND FROM SUPPLY CHAIN & HIGHER LINE SYSTEMS
4. OPEX: HIGHER COMMISSIONS ON RECORD RESULTS, INVESTMENTS IN PLUGGABLES
5. OPERATING MARGIN: HIGHER GROWTH OFFSET BY HIGHER INVESTMENTS

© 2022 Infinera. All rights reserved.

FINANCIALS

REVENUE BY REGION & BY VERTICAL

	Q4'20	Q4'21	YoY CHANGE	2020	2021	YoY CHANGE
Region						
United States	$ 126.6	$ 167.4	**32%**	$ 630.4	$ 663.8	**5%**
Other Americas	$ 26.1	$ 30.0	**15%**	$ 99.2	$ 108.0	**9%**
Europe, Middle East and Africa	$ 137.3	$ 153.8	**12%**	$ 424.4	$ 477.8	**13%**
Asia Pacific	$ 63.4	$ 49.1	**-23%**	$ 201.6	$ 175.6	**-13%**
Total	**$ 353.5**	**$ 400.3**	**13%**	**$1,355.6**	**$1,425.2**	**5%**
Channel						
Direct	$ 257.6	$ 304.0	**18%**	$1,040.0	$1,099.6	**6%**
Indirect	$ 95.9	$ 96.3	**0%**	$ 315.6	$ 325.6	**3%**
Total	**$ 353.5**	**$ 400.3**	**13%**	**$1,355.6**	**$1,425.2**	**5%**
Vertical						
Tier 1	$ 121.5	$ 123.6	**2%**	$ 572.1	$ 506.5	**-11%**
Other Service Provider	$ 161.6	$ 180.4	**12%**	$ 541.5	$ 583.7	**8%**
ICP	$ 54.6	$ 71.4	**31%**	$ 176.2	$ 233.9	**33%**
Cable	$ 15.7	$ 24.9	**58%**	$ 65.8	$ 101.2	**54%**
Total	**$ 353.5**	**$ 400.3**	**13%**	**$1,355.6**	**$1,425.2**	**5%**

GAAP revenue in $ millions; totals may not add up exactly due to rounding.

YEAR-OVER-YEAR TRENDS

1. AMERICAS: FOOTPRINT EXPANSION AT ICPs, TIER 1 & 2 GROWTH, DESIGN WINS
2. EMEA: STRENGTH ACROSS CSP, ICP, CABLE. INITIAL HUAWEI DISPLACEMENTS
3. APAC: STRONG BOOKINGS & DESIGN WINS, REVENUE IMPACT DUE TO PROJECT TIMING
4. TIER 1: STRONG BOOKINGS & DESIGN WINS, TIMING OF INTL. PROJECTS

© 2022 Infinera. All rights reserved.

7 2 0 2 2 O P T I C A L N E T W O R K I N G I N D U S T R Y 4 KEY DEMAND DRIVERS C O H E R E N T O P T I C A L E N G I N E S COREEDGE COHERENT 5G 80-90% Of the Optical Market will Use Coherent Optical Engines by 2025 S H I F T T O O P E N OPEN LINE SYSTEMS XPONDERS R E L E N T L E S S C A P A C I T Y G R O W T H 30% 35% 40% 45% 50% 5 YEAR BANDWIDTH CAGR 35%+ CAGR Source: Cisco VNI E C O S Y S T E M D I S R U P T I O N CAGR = Compound Annual Growth Rate © 2022 Infinera. All rights reserved. Source: Cignal AI, Dell’Oro, Omdia, LightCounting and Infinera

INFINERA'S 8x4x1 STRATEGY

STRATEGY ALIGNED WITH KEY GROWTH AREAS

800G EMBEDDED	ICP	HUAWEI	OPEN SOLUTIONS	(in optical systems) PLUGGABLES	(outside of optical systems) PLUGGABLES	P2MP
↑ 46%	↑ 6%	NEW	↑ 17%	↑ 9%	NEW	NEW
$3.8B	$2.7B	$1.0B+	$3.4B	$5.0B	$1.0B+	>$1.0B

Market Size & Growth ex. China Through 2025

800G+ — CORE
LEADING PERFORMANCE
FEW SUPPLIERS

400G — METRO
VERTICALLY INTEGRATED
MODULAR SOLUTIONS

100G — ACCESS
DISRUPT WITH POINT-TO-MULTIPOINT PLUGGABLES

UNIQUE CAPABILITIES

VERTICALLY INTEGRATED MONOLITHIC INDIUM PHOSPHIDE BASED PHOTONIC INTEGRATED CIRCUIT

MAXIMUM VALUE

LEADING PERFORMANCE & OPERATIONS, GREATEST MANUFACTURABILITY, UNRIVALED CUSTOMER VALUE

© 2022 Infinera. All rights reserved.

Source: Cignal AI, Dell'Oro, Omdia, Infinera

FINANCIALS

2022 PLANNING ASSUMPTIONS

FINANCIAL METRICS (Non-GAAP)	2021*	2022 YoY Projected Change**
Revenue ($M)	$1,429	+8-12%
Gross Margin %	37.6%	+300-400 bps
Opex ($M)	$508	+9-12%
Operating Margin %	2.1%	+200-300 bps

** See reconciliation of GAAP to non-GAAP on the last two pages of this slide deck.*

*** All metrics are non-GAAP and exclude acquisition-related deferred revenue adjustments, stock-based compensation, amortization of intangible assets, and restructuring charges. The Company is unable to provide a reconciliation to the most directly comparable GAAP measures, as it is unable, without unreasonable efforts, to calculate such excluded items, which could have a significant impact on our GAAP and non-GAAP measures.*

PROJECTED DRIVERS: YEAR-OVER-YEAR

1. STRONG DEMAND: CAPEX GROWTH, 5G, 800G, DEEP-FIBER ARCH., 400G METRO
2. REVENUE: ICE6 RAMP TO 20-25% OF PRODUCT REV., ICPs, INTL. GROWTH
3. GROSS MARGIN: ICE6 RAMP, COST REDUCTIONS, DEAL DISCIPLINE
4. OPEX: ACCELERATED R&D AND S&M INVESTMENTS TO DRIVE SHARE GAINS
5. OPERATING MARGIN: HIGHER REVENUE, HIGHER GROSS MARGIN

© 2022 Infinera. All rights reserved.

FINANCIALS

Q1'22 NON-GAAP OUTLOOK

REVENUE	$360 Million +/- $15M	+8.5% YoY
GROSS MARGIN %	37% +/- 150bps	-60bps YoY
OPEX	$132 Million +/- $2M	6.8% YoY
OPERATING MARGIN %	0.5% +/- 200bps	10bps YoY

YoY comparisons reference the midpoint of Q1'22 outlook compared to Q1'21 actuals.
See reconciliation of GAAP to non-GAAP on the last two pages of this slide deck.

OUR PRIORITIES

INVESTING IN GROWTH & MARGIN-ACCRETIVE TECHNOLOGIES

POSITIONING TO EXPAND MARKET SHARE

CONTINUING TO DRIVE OPERATIONAL EFFICIENCIES

ENHANCING SHAREHOLDER VALUE THROUGH GROWTH & PROFITABILITY

© 2022 Infinera. All rights reserved.

GAAP TO NON-GAAP RECONCILIATION

	Q4'20 Actual	FY'20 Actual	Q3'21 Actual	Q4'21 Actual	FY'21 Actual	Q1'22 Outlook	Press Release Outlook
Reconciliation of Revenue:							
U.S. GAAP as reported	$ 353.5	$ 1,355.6	$ 355.8	$ 400.3	$ 1,425.2	$ 360.0	$360M +/- $15M
Acquisition-related deferred revenue adjustment	$ 0.9	$ 4.1	$ 1.0	$ 1.0	$ 3.9	$ -	
Non-GAAP as adjusted	$ 354.4	$ 1,359.7	$ 356.8	$ 401.2	$ 1,429.1	$ 360.0	$360M +/- $15M
Reconciliation of Gross Margin:							
U.S. GAAP as reported	35.7%	30.2%	33.2%	35.6%	34.9%	34.0%	34.0% +/- 1.5%
Acquisition-related deferred revenue adjustment	0.2%	0.3%	0.3%	0.2%	0.2%	0.0%	
Other customer related charges	-	-	-	-	-	-	
Stock-based compensation expense	0.5%	0.6%	0.4%	0.5%	0.5%	1.1%	
Amortization of acquired intangible assets	1.2%	2.1%	1.3%	1.4%	1.4%	1.7%	
Acquisition and integration costs	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	
Restructuring and other related costs	0.0%	0.3%	0.4%	0.0%	0.1%	0.2%	
Inventory related charges	0.0%	0.0%	2.3%	-0.5%	0.5%	0.0%	
COVID-19 related costs	0.0%	0.3%	0.0%	0.0%	0.0%	0.0%	
Non-GAAP as adjusted	37.6%	33.8%	38.0%	37.2%	37.6%	37.0%	37.0% +/- 1.5%
Reconciliation of Operating Expenses:							
U.S. GAAP as reported	$ 132.9	$ 564.0	$ 149.1	$ 152.6	$ 585.5	$ 151.0	$151M +/-$2M
Stock-based compensation expense	$ (11.2)	$ (41.7)	$ (11.7)	$ (11.2)	$ (43.9)	$ (11.6)	
Amortization of acquired intangible assets	$ (4.7)	$ (18.6)	$ (4.4)	$ (4.3)	$ (17.5)	$ (3.9)	
Acquisition and integration costs	$ 0.3	$ (13.3)	$ -	$ -	$ (0.6)	$ -	
Restructuring and other related costs	$ (7.2)	$ (24.6)	$ (6.5)	$ (5.1)	$ (13.2)	$ (3.5)	
Litigation charges	$ -	$ -	$ 0.6	$ -	$ (2.3)	$ -	
Non-GAAP as adjusted	$ 110.0	$ 465.8	$ 127.1	$ 132.0	$ 508.0	$ 132.0	$132M +/- $2M
Reconciliation of Income/(Loss) from Operations							
U.S. GAAP as reported	-1.9%	-11.4%	-8.7%	-2.5%	-6.1%	-7.6%	(7.6)% +/- 2%
Acquisition-related deferred revenue adjustment	0.3%	0.3%	0.3%	0.2%	0.3%	0.0%	
Stock-based compensation expense	3.6%	3.6%	3.9%	3.4%	3.6%	4.3%	
Amortization of acquired intangible assets	2.6%	3.5%	2.5%	2.5%	2.6%	2.8%	
Acquisition and integration costs	-0.1%	1.1%	0.0%	0.0%	0.0%	0.0%	
Restructuring and other related costs	2.0%	2.1%	2.3%	1.2%	1.0%	1.0%	
Inventory related charges	0.0%	0.0%	2.3%	-0.5%	0.5%	0.0%	
COVID-19 related costs	0.0%	0.3%	0.0%	0.0%	0.0%	0.0%	
Litigation charges	0.0%	0.0%	-0.2%	0.0%	0.2%	0.0%	
Non-GAAP as adjusted	6.6%	-0.5%	2.4%	4.3%	2.1%	0.5%	0.5% +/- 2%
Reconciliation of Net Income/(Loss) per Common Share							
U.S. GAAP as reported	$ (0.05)	$ (1.10)	$ (0.26)	$ (0.16)	$ (0.82)		
Acquisition-related deferred revenue adjustment	$ 0.00	$ 0.02	$ 0.00	$ -	$ 0.02		
Stock-based compensation expense	$ 0.06	$ 0.26	$ 0.07	$ 0.06	$ 0.25		
Amortization of acquired intangible assets	$ 0.05	$ 0.25	$ 0.04	$ 0.05	$ 0.18		
Acquisition and integration costs	$ (0.00)	$ 0.08	$ -	$ -	$ -		
Restructuring and other related costs	$ 0.04	$ 0.15	$ 0.04	$ 0.02	$ 0.07		
Inventory related charges	$ -	$ -	$ 0.04	$ (0.01)	$ 0.03		
Amortization of debt discount on Infinera's convertible senior notes	$ 0.03	$ 0.14	$ 0.04	$ 0.05	$ 0.15		
Litigation charges	$ -	$ -	$ (0.00)	$ -	$ 0.01		
Foreign exchange (gains) losses, net	$ (0.05)	$ 0.00	$ 0.02	$ 0.02	$ 0.08		
Income tax effects	$ (0.00)	$ (0.02)	$ (0.00)	$ -	$ (0.01)		
Non-GAAP as adjusted	$ 0.08	$ (0.19)	$ (0.01)	$ 0.03	$ (0.04)		

NOTES

1. TOTALS MAY NOT ADD UP DUE TO ROUNDING.
2. Q1'22 OUTLOOK REPRESENTS THE MIDPOINT OF THE EXPECTED RANGES.
3. THE FOREIGN EXCHANGE (GAINS) LOSSES ADJUSTMENT COMMENCED IN Q1'21. IN THIS TABLE, Q4'20 AND FY'20 HAVE ALSO BEEN ADJUSTED FOR COMPARABILITY.
4. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC.
5. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES.

© 2022 Infinera. All rights reserved.

12 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. WE DEFINE FREE CASH FLOW AS NET CASH PROVIDED BY OPERATING ACTIVITIES IN THE PERIOD MINUS THE PURCHASE OF PROPERTY AND EQUIPMENT, NET MADE IN THE PERIOD. 4. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2022 Infinera. All rights reserved. Company Confidential. © 2022 Infinera. All rights reserved. GAAP TO NON-GAAP and FREE CASH FLOW RECONCILIATION N O T E S Q4'20 FY'20 Q3'21 Q4'21 FY'21 Actual Actual Actual Actual Actual Reconciliation of Adjusted EBITDA: Non-GAAP Net Income (Loss) 16.7$ (36.3)$ (3.0)$ 5.7$ (8.8)$ Non-GAAP Interest expense 5.9$ 21.4$ 5.2$ 5.0$ 19.7$ Non-GAAP Income tax effects 1.8$ 9.7$ 5.9$ 3.2$ 13.6$ Non-GAAP Depreciation and Amortization 16.5$ 52.3$ 12.0$ 13.3$ 46.5$ Non-GAAP as adjusted 40.9$ 47.1$ 20.0$ 27.1$ 71.0$ Reconciliation of Free Cash Flow U.S. GAAP: Net cash provided by (used in) operating activities 52.2$ (112.3)$ (13.2)$ 1.4$ 28.1$ Purchase of property and equipment, net (11.9)$ (39.0)$ (6.5)$ (9.1)$ (41.4)$ Free Cash Flow 40.4$ (151.3)$ (19.7)$ (7.7)$ (13.3)$

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